SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

Date of Report (earliest event reported): December 31, 2002

NEWTEK BUSINESS SERVICES, INC.

(Exact name of small business issuer as specified in its charter)

New York	001-16123		11-3504638

(State or other jurisdiction of incorporation or organization)	(Commission file number)	`	(I.R.S. Employer Identification No.)

100 Quentin Roosevelt Blvd., Garden City, NY			11530

(Address of principal executive offices)			(Zip Code)

Issuer’s telephone number, including area code:  (516) 390-2260

FORWARD-LOOKING STATEMENTS

             This Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," "anticipate," "estimate," "should," "will," "expect," "continue," "intend" or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the company's operations and business environment that could render actual outcomes and results materially different than predicted. The company's forward-looking statements are based on assumptions about many factors, including, but not limited to: changes in interest rates or the general economy of the markets in which the company operates; economic, technological or regulatory changes affecting the businesses conducted and to be conducted by the company; the company's ability to employ and retain qualified employees; changes in government regulations that are applicable to the company's regulated small business lending; the company's ability to identify and complete acquisitions and successfully integrate the businesses it acquires; changes in the demand for the company's services; the degree and nature of the company's competition; and general volatility of the capital markets and the market price of the company's common stock. While the company believes that its assumptions are reasonable at the time these forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and the company undertakes no obligation to update such statements in light of new information or otherwise.

Item 2  Acquisition or Disposition of Assets.

             On December 31, 2002 Newtek Business Services, Inc. (the “Registrant”), in conjunction with its majority-owned subsidiary, Newtek Small Business Finance, Inc., completed the acquisition of Comcap Holdings Corp. (“Comcap”), the parent company of Commercial Capital Corporation (“CCC”), based in New York City.  On January 15, 2003, the Registrant filed its Current Report on Form 8-K but did not include financial statement required by Item 7(a).

Item 7  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

             The following financial statements regarding Comcap Holdings Corp., the acquired company, were included as Exhibits 99.1 and 99.2, respectively, to Registrant’s Current Report on Form 8-K, filed October 2, 2002, and are incorporated herein by reference:

•	Audited consolidated financial statements of Comcap Holdings Corp. and its subsidiaries as of and for the year ended December 31, 2001; and

•	Audited consolidated financial statements of Comcap Holdings Corp. and its subsidiaries as of and for the years ended December 31, 2000 and December 31, 1999.

             Attached hereto as Exhibit 99.6 is the Audited consolidated financial statements of Comcap Holdings Corp. and subsidiaries, December 31, 2002, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

             Unaudited pro forma condensed consolidated balance sheet as of September 30, 2002, unaudited condensed, consolidated statements of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001, and accompanying explanatory notes of the Registrant are filed as Exhibit 99.7 to this Current Report on Form 8-K and are incorporated herein by reference.

(c)	Exhibits. The following Exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, March 17, 2003.

23.2	Consent of PricewaterhouseCoopers LLP, March 17, 2003.

23.3	Consent of PricewaterhouseCoopers LLP, March 17, 2003.

99.6	Audited consolidated financial statements of Comcap Holdings Corp. and subsidiaries, December 31, 2002.

99.7

Unaudited pro forma condensed consolidated balance sheet as of September 30, 2002, unaudited condensed, consolidated statements of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001, and accompanying explanatory notes of the Registrant.

SIGNATURES

          In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: March 17, 2003	/s/ BARRY SLOANE

Barry Sloane Chairman of the Board, Chief Executive Officer, and Secretary